Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Full Year and Fourth Quarter 2024

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; any remaining uncertainties with the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and other employees; general economic or business conditions, including the strength of regional economic conditions in our market area; ESG practices and disclosures, including climate change, hiring practices, the diversity of the work force, and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses and geopolitical tensions and conflicts between nations. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2023, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the traditional measures presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying business, operational performance and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 • Founded in Indiana, PA in 1902 • $9.7 billion in assets • $7.8 billion in deposits • $7.7 billion in loans • $1.5 billion market cap • Stock symbol: STBA Corporate Profile

Geographic Footprint 4 Serving more than 225,000 customers in Pennsylvania and Ohio Footprint comprises 9.6 million people and 215,000 businesses 1,200 team members providing award- winning customer satisfaction at more than 70 locations Akron Columbus Philadelphia Harrisburg Pittsburgh Indiana

Awards Award-winning performance and employee engagement 5 Forbes America’s Best Midsize Employers S&T was honored as one of America’s Best Midsize Employers by Forbes and Statista in 2023 and 2024. This annual ranking is based on a survey of more that 170,000 U.S.-based workers at American companies that were asked to rate their employer. Forbes America’s Best Banks S&T was named on the Forbes America’s Best Banks list for a second consecutive year in 2025. This annual ranking is based on metrics measuring growth, credit quality and profitability, as well as stock performance. Financial Services Industry Top Workplaces 2024 S&T was recognized as a top workplace in the United States by Energage. This award is based solely on employee feedback. 2024 American Banker Best Banks to Work For S&T was named a 2024 American Banker Best Banks to Work For. This recognition was obtained through an in-depth employee survey conducted by the Best Companies Group and recognizes banks that do an exceptional job of providing employees with competitive benefits and a welcoming environment.

6 Strategic Path VALUES PURPOSE DRIVERS Our Shared Future represents a journey that began three years ago focused on building a foundation that enables profitable and sustainable growth.

Performance Drivers and Targets 7 Enterprise Risk Management Talent & Engagement Deposit Franchise Loans/Deposits below median Cost of Deposits below median Core Profitability PPNR/Avg Assets top quartile NIM above median Asset Quality NCO/Loans below median NPA/Lns & OREO below median Valuation Price/Tangible Book Value top quartile Total Shareholder Return top quartile Performance Drivers and Targets Goals Delivering long-term, sustainable financial performance (1) Targets are measured against our proxy peer group

Strategic Priorities Positioned to execute on customer growth strategies to improve operating leverage Maintain peer median asset quality enabling a greater focus on growth Strategically positioned to capitalize on targeted M&A opportunities

Loan Highlights • Commercial and business banking pipelines double the size from one year ago • Commercial Banking team grew 15% in 2024 • Asset quality improvement allowed us to focus on growth Future Opportunities • Continue expanding our business and commercial banking teams and capabilities • Growth opportunities in C&I, CRE and Business Banking • Emphasize home equity lending given the current market conditions 9 Organic Growth Positioned to execute on customer growth strategies to improve operating leverage (1) Median of proxy peer group. Peer data from S&P Global Market Intelligence. Deposit Highlights • Sixth consecutive quarter of customer deposit growth • Strong core deposit base with DDA of 28% of total deposits Future Opportunities • Treasury Management growth • Small Business/Business Banking opportunity • Enhance the customer experience using data analytics to further deepen relationships 5% better than peer 1% better than peer (1)

10 M&A Target Priorities • Existing or contiguous market expansion with institutions $1 ~ $6 billion in assets • Enhancement of deposit franchise • Access to growing markets • Alignment of cultures S&T Preparedness • Record levels of capital • Strong performer with solid return metrics • Infrastructure for growth • Foundation built for enhanced regulatory oversight • Strong leadership team blending legacy with new large-bank expertise • Industry leading employee engagement and customer loyalty Mergers & Acquisitions Strategically positioned to capitalize on M&A opportunities

Asset Quality 11 0.23% 1.80% 2.92% (*) Criticized and Classified Peer data as of September 30, 2024 1.32% 14.41% Maintain peer median asset quality enabling a focus on growth Asset Quality Highlights • Asset quality improvement positively impacted earnings in 2024 with minimal provision for credit losses • Achieved peer median goal on criticized and classified loans • Nonperforming assets at manageable levels 2025 Focus • Maintain discipline while pursuing growth • Regionalization of credit teams to foster enhanced credit oversight and growth * Peer

12 Full Year Overview RETURN METRICS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $3.41 Net Income $131.3 million ROA 1.37% ROE 9.86% ROTE* 13.84% PPNR* 1.77% HIGHLIGHTS • Solid return metrics • Positioned for growth with strong capital levels • Strong NIM of 3.82% • Total deposit growth of $261.3 million with $411.7 million (5.76%) of customer deposit growth • Higher-costing wholesale funding decreased $404 million • Significant improvement in asset quality drove meaningful earnings impact NIM* 3.82% NCO 0.11% OTHER Efficiency Ratio* 55.99% BALANCE SHEET Loan growth $89.6 million 1.17% Deposit growth $261.3 million 3.47% ASSET QUALITY ACL 1.31% NPA 0.36%

13 Fourth Quarter Overview RETURN METRICS EARNINGS Net Income $33.1 million *Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.86 ROA 1.37% ROE 9.57% ROTE* 13.25% PPNR* 1.72% HIGHLIGHTS • Solid return metrics • Strong NIM at 3.77% • Total deposit growth of $128.3 million with $78.3 million (4.15% annualized) of customer deposit growth • Improving asset quality drove ACL down 5 basis points • Net recoveries of $0.1 million and negative provision of $2.5 million ACL 1.31% NCO 0.00% ASSET QUALITY NPA 0.36% NIM* 3.77% Efficiency Ratio* 56.93% BALANCE SHEET Loan growth $53.9 million 2.79% (annualized) Deposit growth $128.3 million 6.67% (annualized) OTHER

PPNR / AVERAGE ASSETS * 2020 2021 2022 2023 2024 0.0% 0.6% 1.2% 1.8% 2.4% RETURN ON AVERAGE TANGIBLE EQUITY * 2020 2021 2022 2023 2024 0.0% 5.0% 10.0% 15.0% 20.0% RETURN ON AVERAGE EQUITY 2020 2021 2022 2023 2024 0.0% 5.0% 10.0% 15.0%RETURN ON AVERAGE ASSETS 2020 2021 2022 2023 2024 0.0% 0.4% 0.8% 1.2% 1.6% Performance 14 1.18% 0.74%(1*) 0.23% 1.37% 9.30% 5.76%(1*) 1.80% 11.80% 1.67% 1.93% 2.12% 13.85% 2.92% 8.80%(1*) (1)This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. (2) Median of proxy peer group. Peer data from S&P Global Market Intelligence. (*)Refer to appendix for reconciliation of non-GAAP financial measures. 1.48% 11.47% 17.02% 1.62% 1.77% 9.86% 17.15% 13.84% Peer(2*) Peer(2*) Peer(2*) Peer(2*) 1.56%

Balance Sheet • Strong customer deposit growth of $78.3 million (4.15% annualized) • Reduction in borrowings of $88.1 million • Loan growth of $53.9 million impacted by significant pay-offs; positive momentum in loan pipelines Dollars in millions 15 4Q24 3Q24 Var $ 245 $ 228 $ 17 988 1,011 (23) 7,743 7,689 54 7,783 7,655 128 250 338 (88) (150) (100) (50) 0 50 100 150 Cash & Int Bear Bal Securities Loans Deposits Borrowings 4Q24 vs 3Q24: 4Q24 vs 3Q24 DEPOSIT CHANGES DECREASES/INCREASES

Loan Mix Our loan portfolio is well-diversified: Dollars in millions 16 Amount % of Total CRE $3,388 44% Consumer 2,462 32% C&I 1,540 19% Construction 353 5% Total $7,743 100%

CRE Maturities Dollars in millions 17 CRE MATURITIES BY SIZE: CRE MATURITIES BY INDUSTRY: Size Total # Loans Avg Size 10mm+ $234.4 15 $15.6 5mm-10mm 192.7 27 7.1 1mm-5mm 256.2 110 2.3 Under 1mm 52.8 233 0.2 Total $736.1 385 $1.9 in next 24 months CRE MATURITIES BY QUARTER: Only 22% of our CRE loans mature in the next 24 months 16%

Office CRE Dollars in millions 18 CBD 15% $72 OFFICE LOANS BY SIZE: Size Total # Loans Avg Size Avg LTV 10mm+ $61.3 5 $12.3 60% 5mm-10mm 143.2 21 6.8 56% 1mm-5mm 166.7 79 2.1 59 % Under 1mm 82.1 324 0.3 49 % Total $453.3 429 $1.1 56 % OFFICE LOAN MATURITIES BY YEAR: Avg LTV: 55% 52% 62% 51% 63% OFFICE BY MSA: Pittsburgh 38% Philadelphia 21% Buffalo 6% Harrisburg 5% Baltimore 5% Other 26% • Office represents 6% of total loans • Granular portfolio with average loan size of $1.1 million • 91% of our office portfolio is in-market (PA and contiguous states) • 93% non-central business district (CBD) • Criticized loans of $18.4 million and classified loans of $2.1 million; only $0.6 million of NPLs

Multifamily CRE Dollars in millions 19 MULTIFAMILY LOANS BY SIZE: Size Total # Loans Avg Size Avg LTV 10mm+ $180.2 12 $15.0 65% 5mm-10mm 141.1 20 7.1 55% 1mm-5mm 182.9 88 2.1 53 % Under 1mm 135.9 469 0.3 58 % Total $640.1 589 $1.1 58 % MULTIFAMILY LOAN MATURITIES BY YEAR: Avg LTV: 53% 57% 50% 56% 60% Pittsburgh 37% Philadelphia 15% Harrisburg 7% Columbus 8% Other 28% MULTIFAMILY BY MSA: • Multifamily represents 8% of total loans • Granular portfolio with average loan size of $1.1 million • 95% of our multifamily portfolio is in-market (PA and contiguous states) • $7.3 million of classified loans; no NPLs • Additional multi-family construction exposure of $165.5 million, including $72.8 million outstanding and $92.7 million of construction commitments Lancaster 5%

Asset Quality ACL Trend: Dollars in millions 20 ASSET QUALITY TRENDS • ACL down 5 basis points to 1.31% compared to 1.36% at September 30, 2024 • Net loan recoveries of $0.1 million • NPAs decreased 5 basis points to 0.36% of total portfolio loans plus OREO % o f A verage Lo ans Net Loan Charge-Offs/(Recoveries) 4Q23 1Q24 2Q24 3Q24 4Q24 (10) (5) 0 5 10 15 20 -0.60% -0.30% 0.00% 0.30% 0.60% 0.90% 1.20% % o f Po rtfo lio Lo ans and O R EO Nonperforming Assets 4Q23 1Q24 2Q24 3Q24 4Q24 0 20 40 60 80 0.00% 0.25% 0.50% 0.75% 1.00%

Deposit Mix We have a strong, well-diversified deposit base of more than 200,000 customers: Dollars in millions 21 Amount % of Total DDA $2,185 28% MM 2,040 26% CDs 1,867 24% Savings 878 12% Int Bear DDA 813 10% Total $7,783 100% Amount % of Total Average Account Size (in $000) Average Age (in years) Personal $4,534 58% $17 11 Business 3,024 39% 75 10 Brokered 225 3% — — Total $7,783 100% $26 11 Brokered 1% Business 1%

FUNDING SOURCES Funding Capacity • Strong liquidity position with well-diversified deposit base • Significant funding availability through FHLB and Federal Reserve • Insured and collateralized municipal deposits comprise 70% of total deposits • Funding availability meets liquidity needs in both normal and stress environments Dollars in millions 22 Capacity Used Available FHLB $1,981 $305 $1,676 Federal Reserve 1,995 — 1,995 Total Funding Sources $3,976 $305 $3,671 $3,671 $2,605 Available Funding Uninsured Deposits 141% INSURED/UNINSURED DEPOSITS

• NIM remains strong; decreased 5 basis points • Cost of funds improved 11 basis points due to deposit rate cuts and reduced levels of borrowings • December 2024 NIM was 3.78% Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 23 $85.1 $83.5 $83.6 $84.5 $83.3 3.92% 3.84% 3.85% 3.82% 3.77% 3.17% 3.12% 3.16% 3.23% 3.26% NII NIM FTE* Peer 4Q23 1Q24 2Q24 3Q24 4Q24 Total Cost of Funds 0.28% 0.15% 0.05% 0.07% (0.11)% 2.04% 2.19% 2.24% 2.31% 2.20% Changes in Cost of Funds Cost of Funds 4Q23 1Q24 2Q24 3Q24 4Q24

4Q24 4Q24 vs 3Q24 4Q24 vs 4Q23 Debit and Credit Card $4.6 ($0.1) $0.1 Service Charges 4.2 — — Wealth 3.2 0.1 0.1 Security Loss (2.6) (0.4) (2.6) Other 1.7 (0.4) (4.6) Noninterest Income $11.1 ($0.8) ($7.0) Noninterest Income 24Dollars in millions • Security Loss of $2.6 million related to repositioning of bond portfolio $18.1 $12.8 $13.3 $11.9 $11.1 4Q23 1Q24 2Q24 3Q24 4Q24

4Q24 4Q24 vs 3Q24 4Q24 vs 4Q23 Salaries & Benefits $30.8 ($0.5) ($0.1) Data Processing 5.3 0.3 0.8 Occupancy 3.8 (0.1) 0.2 FF&E 3.3 (0.1) (0.5) Other Taxes 2.3 0.4 0.4 Marketing 1.6 0.2 0.2 Professional Services 1.1 (0.1) (0.9) FDIC 1.0 — — Other 6.2 (0.1) (0.9) Noninterest Expense $55.4 $0.0 ($0.8) Noninterest Expense 25Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures • Salaries & benefits lower primarily due to lower incentives

Securities 26 • Repositioned $143.3 million of securities in 2024 resulting in $7.9 million loss; will drive $4.0 million higher net interest income in 2025 • Securities portfolio is only 10% of total assets • 100% of securities portfolio is classified as available for sale • Average duration of 3.9 years • AOCI of $71.7 million related to securities portfolio, if realized, would decrease CET1 ratio by 96 basis points from 14.58% to 13.62% SECURITIES MIX $987.6 Dollars in millions

Capital Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 27 TCE / TA* • We have strong capital levels and are well positioned for growth • TCE / TA down slightly from prior quarter due to higher AOCI 9.88% 10.03% 10.21% 10.86% 10.82% 4Q23 1Q24 2Q24 3Q24 4Q24

Income Statement 2024 2023 2022 2021 2020 2020 Dollars in thousands, except for share data Excludes Fraud (1) Net Interest Income $334,806 $349,410 $315,783 $276,112 $279,388 Noninterest Income 49,083 57,620 58,259 64,696 59,746 Total Revenue 383,889 407,030 374,042 340,808 339,134 Noninterest Expense 218,938 210,334 196,746 188,925 184,329 Merger Expenses — — — — 2,342 Provision for Credit Losses 133 17,892 8,366 16,215 131,424 72,753 Net Income Before Taxes 164,818 178,804 168,930 135,668 21,039 79,710 Taxes 33,553 34,023 33,410 25,325 (1) 12,320 Net Income $131,265 $144,781 $135,520 $110,343 $21,040 $67,390 Diluted Earnings per Share $3.41 $3.74 $3.46 $2.81 $0.53 $1.72 Financial Data (1)These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures. 28

Financial Data 29 Balance Sheet 2024 2023 2022 2021 2020 Dollars in thousands Total Securities $987,591 $970,391 $1,002,778 $910,793 $773,693 Cash and Interest-bearing Deposits 244,820 233,612 210,009 922,215 229,666 Total Net Loans 7,641,464 7,545,528 7,082,645 6,902,936 7,126,776 Other Assets 784,097 801,995 815,135 752,585 837,762 Total Assets $9,657,972 $9,551,526 $9,110,567 $9,488,529 $8,967,897 Total Deposits $7,783,117 $7,521,769 $7,219,970 $7,996,524 $7,420,538 Total Borrowed Funds 250,314 503,635 439,194 161,314 227,927 Other Liabilities 244,247 242,677 266,744 124,237 164,721 Equity 1,380,294 1,283,445 1,184,659 1,206,454 1,154,711 Total Liabilities & Equity $9,657,972 $9,551,526 $9,110,567 $9,488,529 $8,967,897

Net Interest Margin 2024 2023 2022 2021 2020 Securities - FTE(1) 3.05% 2.61% 2.25% 2.18% 2.49% Loans - FTE(1) 6.24% 6.04% 4.50% 3.84% 4.09% Total Interest-earning Assets - FTE(1) 5.87% 5.64% 4.06% 3.37% 3.87% Interest-bearing Deposits 2.92% 1.92% 0.40% 0.20% 0.66% Borrowings 5.41% 5.59% 3.01% 1.49% 1.56% Total Costing Liabilities 3.09% 2.34% 0.49% 0.24% 0.72% Net Interest Margin (FTE)(1) 3.82% 4.13% 3.76% 3.22% 3.38% Financial Data (1)Refer to appendix for reconciliation of non-GAAP financial measures 30

Financial Data 31 Loan Portfolio 2024 2023 2022 2021 2020 Dollars in thousands Commercial Real Estate $3,388,017 $3,357,603 $3,128,187 $3,236,653 $3,244,974 Commercial and Industrial 1,540,397 1,642,106 1,718,976 1,728,969 1,954,453 Commercial Construction 352,886 363,284 399,371 440,962 474,280 Total Commercial 5,281,300 5,362,993 5,246,534 5,406,584 5,673,707 Residential Mortgage 1,649,639 1,461,097 1,116,528 899,956 918,398 Home Equity 653,756 650,666 652,066 564,219 535,165 Installment and Other Consumer 104,757 114,897 124,896 107,928 80,915 Consumer Construction 53,506 63,688 43,945 21,303 17,675 Total Consumer 2,461,658 2,290,348 1,937,435 1,593,406 1,552,153 Total Portfolio Loans 7,742,958 7,653,341 7,183,969 6,999,990 7,225,860 Loans Held for Sale — 153 16 1,522 18,528 Total Loans $7,742,958 $7,653,494 $7,183,985 $7,001,512 $7,244,388

Asset Quality 2024 2023 2022 2021 2020 Dollars in thousands Total Nonaccrual Loans $27,937 $22,946 $19,052 $66,291 $146,774 Nonaccrual Loans/Total Loans 0.36% 0.30% 0.27% 0.95% 2.03% Nonperforming Assets/Total Loans + OREO 0.36% 0.30% 0.31% 1.13% 2.06% Net Charge-offs/Average Loans 0.11% 0.18% 0.04% 0.49% 1.40% Allowance for Credit Losses/Total Portfolio Loans 1.31% 1.41% 1.41% 1.41% 1.63% Allowance for Credit Losses/Nonaccrual Loans 363% 471% 532% 149% 80% Financial Data 32

Capital 2024 2023 2022 2021 2020 Tier 1 Leverage 11.98% 11.21% 11.06% 9.74% 9.43% Common Equity Tier 1 – Risk-Based Capital 14.58% 13.37% 12.81% 12.03% 11.33% Tier 1 – Risk-Based Capital 14.90% 13.69% 13.21% 12.43% 11.74% Total – Risk-Based Capital 16.49% 15.27% 14.73% 13.79% 13.44% Tangible Common Equity/Tangible Assets(1) 10.82% 9.88% 9.24% 9.08% 9.02% Financial Data 33 (1)Refer to appendix for reconciliation of non-GAAP financial measures

4Q24 Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income (annualized) $131,541 Plus: amortization of intangibles (annualized), net of tax 858 Net income before amortization of intangibles (annualized) $132,399 Average total shareholders' equity $1,374,907 Less: average goodwill and other intangible assets, net of deferred tax liability (375,879) Average tangible equity (non-GAAP) $999,028 Return on average tangible shareholders' equity (non-GAAP) 13.25 % Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $41,346 Plus: net losses on sale of securities 2,592 Less: gain on Visa Class B-1 exchange (186) Plus: Provision for credit losses (2,462) Total $41,290 Total (annualized) (non-GAAP) $164,262 Average assets $9,571,712 PPNR/Average Assets (non-GAAP) 1.72 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses, losses on sale of securities and gain on Visa exchange. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 34

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	4Q24	3Q24	2Q24	1Q24	4Q23
Tangible Common Equity (TCE)/Tangible Assets (non-GAAP)					
Total shareholders' equity	$1,380,294	$1,375,754	$1,321,443	$1,295,074	$1,283,445
Less: goodwill and other intangible assets, net of deferred tax liability	(375,837)	(375,931)	(376,154)	(376,396)	(376,631)
Tangible common equity (non-GAAP)	$1,004,457	$999,823	$945,289	$918,678	$906,814
Total assets	$9,657,972	$9,583,947	$9,635,462	$9,539,103	$9,551,526
Less: goodwill and other intangible assets, net of deferred tax liability	(375,837)	(375,931)	(376,154)	(376,396)	(376,631)
Tangible assets (non-GAAP)	$9,282,135	$9,208,016	$9,259,308	$9,162,707	$9,174,895
Tangible common equity to tangible assets (non-GAAP)	10.82 %	10.86 %	10.21 %	10.03 %	9.88

Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy.

	4Q24	3Q24	2Q24	1Q24	4Q23
Efficiency Ratio (non-GAAP)					
Noninterest expense	$55,445	$55,365	$53,608	$54,520	$56,203
Net interest income	$83,258	$84,477	$83,594	$83,477	$85,109
Plus: taxable equivalent adjustment	660	671	682	692	683
Net interest income (FTE) (non-GAAP)	83,918	85,148	84,276	84,169	85,792
Noninterest income	11,071	11,877	13,305	12,830	18,061
Plus: net losses on sale of securities	2,592	2,199	3,150	(3)	—
Less: gain on Visa Class B-1 exchange	(186)	(150)	(3,156)	—	—
Net interest income (FTE) (non-GAAP) plus noninterest income	$97,395	$99,074	$97,575	$96,999	$103,853
Efficiency ratio (non-GAAP)	56.93 %	55.88 %	54.94 %	56.21 %	54.12

The efficiency ratio is noninterest expense divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), adjusted to exclude losses on sale of securities and gain on Visa exchange. We believe the FTE basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

	4Q24	3Q24	2Q24	1Q24	4Q23
Net Interest Margin Rate (NIM) (FTE) (non-GAAP)					
Interest income and dividend income	$127,879	$131,474	$128,765	$127,754	$126,706
Less: interest expense	(44,621)	(46,997)	(45,171)	(44,277)	(41,597)
Net interest income	83,258	84,477	83,594	83,477	85,109
Plus: taxable equivalent adjustment	660	671	682	692	683
Net interest income (FTE) (non-GAAP)	$83,918	$85,148	$84,276	$84,169	$85,792
Net interest income (FTE) (annualized)	$333,848	$338,741	$338,956	$338,526	$340,370
Average interest-earning assets	$8,860,338	$8,875,757	$8,803,898	$8,801,163	$8,704,727
Net interest margin (FTE) (non-GAAP)	3.77 %	3.82 %	3.85 %	3.84 %	3.92

The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income.

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2020 Excludes Fraud Net Income Excluding Nonrecurring items Net income $21,040 Nonrecurring items 58,671 Tax effect of nonrecurring items (12,321) Adjusted net income (non-GAAP) $67,390 Diluted Earnings Per Share Adjusted net income (non-GAAP) $67,390 Average shares outstanding - diluted 39,073 Diluted earnings per share (non-GAAP) $1.72 Return on Average Assets (ROA) (non-GAAP) Adjusted net income (non-GAAP) $67,390 Average total assets 9,152,747 Return on average assets (non-GAAP) 0.74 % Return on Average Shareholders' Equity (ROE) (non-GAAP) Adjusted net income (non-GAAP) $67,390 Average total shareholders' equity 1,169,489 Return on average shareholders' equity (non-GAAP) 5.76 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 36

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	2024	2023	2022	2021	2020	2020 Excludes Fraud
Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP)						
Net income	$131,265	$144,781	$135,520	$110,343	$21,040	$21,040
Nonrecurring items	—	—	—	—	—	58,671
Tax effect of nonrecurring items	—	—	—	—	—	(12,321)
Adjusted net income (non-GAAP)	$131,265	$144,781	$135,520	$110,343	$21,040	$67,390
Adjusted net income (non-GAAP)	$131,265	$144,781	$135,520	$110,343	$21,040	$67,390
Plus: amortization of intangibles, net of tax	904	1,042	1,199	1,400	2,001	2,001
Net income before amortization of intangibles	$132,169	$145,823	$136,719	$111,743	$23,041	$69,391
Average total shareholders' equity	$1,330,870	$1,227,332	$1,181,788	$1,186,161	$1,169,489	$1,169,489
Less: average goodwill and other intangible assets, net of deferred tax liability	(376,181)	(377,157)	(378,303)	(379,612)	(380,846)	(380,846)
Average tangible equity (non-GAAP)	$954,689	$850,175	$803,485	$806,549	$788,643	$788,643
Return on average tangible shareholders' equity (non-GAAP)	13.84 %	17.15 %	17.02 %	13.85 %	2.92 %	8.80 %

Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance.

	2024	2023	2022	2021	2020
Net Interest Margin Rate (NIM) (FTE) (Non-GAAP)					
Interest income and dividend income	$515,872	$477,901	$340,751	$289,262	$320,464
Less: interest expense	(181,066)	(128,491)	(24,968)	(13,150)	(41,076)
Net interest income per consolidated statements of net income	334,806	349,410	315,783	276,112	279,388
Plus: taxable equivalent adjustment	2,706	2,550	2,052	2,316	3,202
Net interest income (FTE) (non-GAAP)	$337,512	$351,960	$317,835	$278,428	$282,590
Average interest-earning assets	$8,835,468	$8,519,775	$8,445,958	$8,649,372	$8,372,894
Net Interest Margin	3.79 %	4.10 %	3.74 %	3.19 %	3.34 %
Adjustment to FTE basis	0.03 %	0.03 %	0.02 %	0.03 %	0.04 %
Net Interest Margin (FTE) (non-GAAP)	3.82 %	4.13 %	3.76 %	3.22 %	3.38 %

The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income.

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Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	2024	2023	2022	2021	2020	2020 Excludes Fraud
PPNR/Average Assets (Non-GAAP)						
Income before taxes	$164,818	$178,804	$168,930	$135,668	$21,039	
Less: net losses (gains) on sale of securities	7,938	—	(198)	(29)	(142)	
Less: gain on Visa Class B-1 exchange	(3,492)	—	—	—	—	
Plus: provision for credit losses	133	17,892	8,366	16,215	131,424	
Total adjusted income before taxes (non-GAAP)	$169,397	$196,696	$177,098	$151,854	$152,321	
Average assets	$9,572,834	$9,276,256	$9,167,038	$9,375,850	$9,152,747	
PPNR/Average Assets (non-GAAP)	1.77 %	2.12 %	1.93 %	1.62 %	1.67 %	

Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses, losses on sale of securities and gain on Visa exchange. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital.

	2024	2023	2022	2021	2020	2020 Excludes Fraud
Tangible Common Equity (TCE)/Tangible Assets (non-GAAP)						
Total shareholders' equity	$1,380,294	$1,283,445	$1,184,659	$1,206,454	$1,154,711	
Less: goodwill and other intangible assets, net of deferred tax liability	(375,837)	(376,631)	(377,673)	(378,871)	(380,278)	
Tangible common equity (non-GAAP)	$1,004,457	$906,814	$806,986	$827,583	$774,433	
Total assets	$9,657,972	$9,551,526	$9,110,567	$9,488,529	$8,967,897	
Less: goodwill and other intangible assets, net of deferred tax liability	(375,837)	(376,631)	(377,673)	(378,871)	(380,278)	
Tangible assets (non-GAAP)	$9,282,135	$9,174,895	$8,732,894	$9,109,658	$8,587,619	
Tangible common equity to tangible assets (non-GAAP)	10.82 %	9.88 %	9.24 %	9.08 %	9.02 %	

Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy.

	2024	2023	2022	2021	2020	2020 Excludes Fraud
Provision for credit losses						
Provision					$131,424	$131,424
Less: customer fraud					—	(58,671)
Adjusted provision for credit losses					$131,424	$72,753
YTD Net loan charge-offs/YTD Average loans						
Net charge-offs					$103,379	$103,379
Less: customer fraud					—	(58,671)
Adjusted net charge-offs					$103,379	$44,708
Total average YTD loans					$7,410,462	$7,410,462
Adjusted net loan charge-offs/YTD Average loans					1.40 %	0.60 %

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2024 2023 2022 2021 2020 Interest and Dividend Income Interest-bearing deposits with banks $8,855 $7,344 $2,952 $973 $515 Securities 29,665 25,207 22,449 17,432 18,060 Loans 476,083 442,675 314,774 270,460 300,960 Other earning assets 1,269 2,675 576 397 929 Total Interest and Dividend Income $515,872 $477,901 $340,751 $289,262 $320,464 NIM - Securities (FTE) (Non-GAAP) Interest income $29,665 $25,207 $22,449 $17,432 $18,060 Plus: taxable equivalent adjustment 195 238 431 703 951 Interest income (FTE) (non-GAAP) $29,860 $25,445 $22,880 $18,135 $19,011 Average interest-earning assets $977,896 $976,095 $1,017,471 $832,304 $764,311 Net Interest Margin 3.03% 2.58% 2.21% 2.09% 2.36 % Adjustment to FTE basis 0.02% 0.03% 0.04% 0.09% 0.13 % Net Interest Margin (FTE) (non-GAAP) 3.05% 2.61% 2.25% 2.18% 2.49 % NIM - Loans (FTE) (Non-GAAP) Interest income $476,083 $442,675 $314,774 $270,460 $300,960 Plus: taxable equivalent adjustment 2,511 2,312 1,621 1,613 2,251 Interest income (FTE) (non-GAAP) $478,594 $444,987 $316,395 $272,073 $303,211 Average interest-earning assets $7,673,691 $7,363,738 $7,037,471 $7,084,649 $7,410,462 Net Interest Margin 6.20% 6.01% 4.47% 3.82% 4.06 % Adjustment to FTE basis 0.04% 0.03% 0.03% 0.02% 0.03 % Net Interest Margin (FTE) (non-GAAP) 6.24% 6.04% 4.50% 3.84% 4.09 % NIM - Total Interest-earning Assets (FTE) (Non-GAAP) Average interest-earning assets $8,835,468 $8,519,775 $8,445,958 $8,649,372 $8,372,894 Net Interest Margin 5.84% 5.61% 4.03% 3.34% 3.83 % Adjustment to FTE basis 0.03% 0.03% 0.03% 0.03% 0.04 % Net Interest Margin (FTE) (non-GAAP) 5.87% 5.64% 4.06% 3.37% 3.87 % The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities using the federal statutory rate of 21 percent for each period. We believe this to be the preferrred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 39

Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Full Year and Fourth Quarter 2024